UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 29, 2009

               Morgan Stanley Smith Barney Spectrum Currency L.P.
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             (Exact name of registrant as specified in its charter)

        Delaware                       0-31563                13-4084211
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(State or other jurisdiction      (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

c/o Demeter Management LLC, 522 Fifth Avenue, 13th Floor, New York, NY 10036
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(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:   (212) 296-1999


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          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

      Effective September 29, 2009, Demeter Management LLC, the Registrant's general partner, determined that Morgan Stanley Spectrum Currency L.P. shall change its name to Morgan Stanley Smith Barney Spectrum Currency L.P. The name change was effected by a Certificate of Amendment to the Certificate of Limited Partnership of the Registrant (the "Certificate"), as filed with the Secretary of State of the State of Delaware on September 29, 2009.

      A copy of the Certificate is filed herewith as Exhibit 3.06 and incorporated herein by reference.


      Item 9.01. Financial Statements and Exhibits.

      (c) Exhibits.

      Exhibit 3.06 Certificate of Amendment of Certificate of Limited Partnership of the Registrant dated as of September 29, 2009.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MORGAN STANLEY SMITH BARNEY SPECTRUM
                                            CURRENCY L.P.

Date: October 5, 2009
                                             By:   Demeter Management LLC
                                                   as General Partner

                                               /s/ Walter Davis
                                             -----------------------------------
                                             Name:   Walter Davis
                                             Title:  President